Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
The following table presents the calculation of basic and diluted earnings per common share.

Year ended December 31, ($ in millions except per share data)	2012	2011	2010
Net income (loss) from continuing operations	$1,370	$(219)	$(334)
Preferred stock dividends — U.S. Department of Treasury	(535)	(534)	(963)
Preferred stock dividends	(267)	(260)	(282)
Impact of preferred stock conversion or amendment (a)	—	32	(616)
Net income (loss) from continuing operations attributable to common shareholders (b)	568	(981)	(2,195)
(Loss) income from discontinued operations, net of tax	(174)	62	1,363
Net income (loss) attributable to common shareholders	$394	$(919)	$(832)
Basic weighted-average common shares outstanding	1,330,970	1,330,970	800,597
Diluted weighted-average common shares outstanding (b)	1,330,970	1,330,970	800,597
Basic earnings per common share
Net income (loss) from continuing operations	$427	$(738)	$(2,742)
(Loss) income from discontinued operations, net of tax	(131)	47	1,703
Net income (loss)	$296	$(691)	$(1,039)
Diluted earnings per common share (b)
Net income (loss) from continuing operations	$427	$(738)	$(2,742)
(Loss) income from discontinued operations, net of tax	(131)	47	1,703
Net income (loss)	$296	$(691)	$(1,039)

(a)	Refer to Note 18 for further detail.

(b)
Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss from continuing operations attributable to common shareholders for 2011 and 2010, respectively, net income (loss) from continuing operations attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.